1933 Act/Rule 497(e)

June 11, 2013

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Virtus Opportunities Trust
File Nos. 033-65137 and 811-7455

To The Commission Staff:

On behalf of Virtus Opportunities Trust (the “Trust” or “Registrant”), transmitted herewith for filing under Rule 497(e) under the Securities Act of 1933 and the Investment Company Act of 1940, are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the prospectus for Virtus Dynamic AlphaSector Fund (the “Fund”) as filed under Rule 497(e) on May 17, 2013. The purpose of this filing is to submit the 497(e) filing dated May 17, 2013 in XBRL for the Fund.

Please contact Ann Flood at (860) 263-4746 or the undersigned at (860) 263-4791 if you have any questions concerning this filing.

Very truly yours,

/s/ Kevin J. Carr
Kevin J. Carr

cc:   Ann Flood